UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           --------------------------
                                    FORM 8-K
                           --------------------------



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                January 10, 2007                                0-25753
------------------------------------------------     ---------------------------
Date of Report (Date of earliest event reported)        Commission File Number


                           FITTIPALDI LOGISTICS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


             Nevada                                       87-0449667
-------------------------------          ---------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)



           902 Clint Moore Road, Suite 204, Boca Raton, Florida 33487
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               (Address of Principal Executive Offices) (Zip Code)


                                 (886) 998-7557
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              (Registrant's telephone number, including area code)


                 903 Clint Moore Road, Boca Raton, Florida 33487
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.01 Regulation FD Disclosure

On January 10, 2007, the Company issued a press release announcing its new strategic growth plan. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)      Financial Statements

         None

(b)      Exhibits

         99.1     Copy of Press Release dated January 10, 2007.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 12, 2007                              FITTIPALDI LOGISTICS, INC.



                                                     By: /s/ David S. Brooks
                                                         -----------------------
                                                         David S. Brooks
                                                         Chief Executive Officer























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